Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
October 31, 1997



        Expected B Maturity                         7/15/05


        Blended Coupon                               5.9127%



        Excess Protection Level
          3 Month Average   4.86%
            October, 1997   5.30%
            September, 1997   4.76%
            August, 1997   4.52%


        Cash Yield                                  18.37%


        Investor Charge Offs                         4.61%


        Base Rate                                    8.46%


        Over 35 Day Delinquency                      4.76%


        Seller's Interest                           13.78%


        Total Payment Rate                          14.00%


        Total Principal Balance
$31,941,631,051.83


        Investor Participation Amount
$575,000,000.00


        Seller Participation Amount
$4,401,496,533.34